SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 13, 2002
(Date of Report—Date of Earliest Event Reported)

D.R. Horton, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
(Address of Principal Executive Offices)

(817) 856-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

On December 13, 2002, D.R. Horton, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-K is accompanied by the certifications of Donald J. Tomnitz, Vice Chairman, President and Chief Executive Officer of the Company, and Samuel R. Fuller, Executive Vice President, Treasurer and Chief Financial Officer of the Company. Such certifications are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2002

D. R. Horton, Inc.

By:	/s/ Samuel R. Fuller
Samuel R. Fuller Executive Vice President, Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Certificate pursuant to 18 U.S.C. Section 1350 by the Company’s Chief Executive Officer.

99.2	Certificate pursuant to 18 U.S.C. Section 1350 by the Company’s Chief Financial Officer.